UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                   Date of Report: May 5, 2003


                         _______________


                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)

EOG RESOURCES, INC.

Item 9.  Regulation FD Disclosure

I.  Second Quarter and Full Year 2003 Forecast

     The forecast items for the second quarter and full year 2003 set forth below for EOG Resources, Inc. (EOG) are based on current available information and expectations as of the date of this document. This forecast replaces and supercedes any previously issued guidance or forecast.

     Estimates are provided in the attached table, which is incorporated by reference herein.

II. 2003 Natural Gas and Crude Oil Financial Price Swap and
     Natural Gas Financial Collar Contracts

     With the objective of enhancing the certainty of future revenues, from time to time EOG enters into NYMEX-related financial commodity price swap and collar contracts. Over and above these financial transactions, EOG occasionally enters into various physical commodity contracts. The impact resulting from these various physical commodity contracts is included in natural gas revenues and impact the average realized natural gas prices. Guidance is provided in the attached table.

     Presented below is a summary of EOG's 2003 natural gas and crude oil financial price swap contracts and natural gas financial collar contracts as of May 2, 2003. These contracts remain unchanged from EOG's Current Report on Form 8-K filed April 9, 2003. EOG accounts for these price swap and collar contracts using the mark-to-market accounting method. EOG has no contracts in place beyond 2003.

(a) Natural Gas Financial Price Swap Contracts

                       Average Price      Volume
                         ($/MMBtu)       (MMBtud)

     April (closed)         $4.96        100,000
     May (closed)           $4.82        100,000
     June                   $4.77        100,000
     July                   $4.77        100,000
     August                 $4.77        100,000
     September              $4.74        100,000
     October                $4.74        100,000

(b) Crude Oil Financial Price Swap Contracts

                       Average Price      Volume
                          ($/Bbl)         (Bbld)

     April (closed)         $27.77         3,000
     May                    $27.04         3,000
     June                   $26.43         5,000
     July                   $25.90         5,000
     August                 $25.49         5,000
     September              $25.19         5,000
     October                $24.90         5,000
     November               $24.70         5,000
     December               $24.47         5,000

(c) Natural Gas Financial Collar Contracts - Presented below are
EOG's 2003 natural gas financial collar contracts and their respective volumes, with floor and ceiling prices expressed in $/MMBtu.

                       10,000 MMBtud                 15,000 MMBtud                 25,000 MMBtud
                 Floor Price   Ceiling Price   Floor Price   Ceiling Price   Floor Price   Ceiling Price
April (closed)      $4.01          $6.01          $4.02          $6.03          $3.88          $4.80
May (closed)        $3.92          $5.92          $3.88          $5.89          $3.78          $4.70
June                $3.89          $5.89          $3.89          $5.90          $3.78          $4.70
July                $3.91          $5.91          $3.89          $5.90          $3.79          $4.73
August              $3.91          $5.91          $3.91          $5.91          $3.79          $4.73
September           $3.89          $5.89          $3.87          $5.87          $3.77          $4.73
October             $3.90          $5.90          $3.87          $5.87          $3.77          $4.73
November            $4.04          $6.04          $4.02          $6.03          $3.91          $4.90
December            $4.18          $6.18          $4.15          $6.16          $4.04          $5.05

                       25,000 MMBtud                 50,000 MMBtud
                 Floor Price   Ceiling Price   Floor Price   Ceiling Price
April (closed)      $4.01          $5.87          $3.59          $4.97
May (closed)        $3.92          $5.78          $3.54          $4.92
June                $3.89          $5.75          $3.56          $4.94
July                $3.91          $5.77          $3.59          $4.97
August              $3.91          $5.77          $3.60          $4.98
September           $3.89          $5.75          $3.60          $4.98
October             $3.90          $5.76          $3.60          $4.98
November            $4.04          $5.90          $3.77          $5.15
December            $4.18          $6.04          $3.92          $5.30



Mark-to-Market Line Item on the Income Statement

     The mark-to-market line item on the income statement, which can be approximated using the data above and prices for closed and open NYMEX contracts at any time, would include not only the effect of cash settlements for the period, but also the gains or losses resulting from the changes in mark-to-market values at the beginning and end of the period for contracts in place for the balance of the year described above.

     This mark-to-market computation is very sensitive to prices
(can move up or down) and will largely be determined by closing
NYMEX prices at June 30, 2003, which could differ significantly from those of the current market place.

III.  Forward-Looking Statements

     This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance. Although EOG believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products and interest rates; the extent and effect of any hedging activities engaged in by EOG; the extent of EOG's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; political developments around the world, including terrorist activities and responses to terrorist activities; acts of war; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements might not occur. EOG undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.




Definitions
     $/Bbl     US Dollars per barrel
     $/Mcf     US Dollars per thousand cubic feet
     $/Mcfe    US Dollars per thousand cubic feet equivalent
     $/MMBtu   US Dollars per million British thermal units
     $MM       US Dollars in millions
     Bbld      Barrels per day
     Mbd       Thousand barrels per day
     MM        Millions
     MMBtud    Million British thermal units per day
     MMcfd     Million cubic feet per day
     NYMEX     New York Mercantile Exchange
     WTI       West Texas Intermediate

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              EOG RESOURCES, INC.




Date: May 5, 2003             By:/s/ TIMOTHY K. DRIGGERS
                                     Timothy K. Driggers
                                  Vice President, Accounting
                                   and Land Administration
                                  (Principal Accounting Officer)

                       EOG Resources, Inc.
                        Estimated Ranges
              (See text for additional information)

                                                  2Q 2003       Full Year 2003

Daily Production
  Natural Gas (MMcfd)
   US                                           620  -   650     640  -   660
   Canada                                       150  -   170     155  -   175
   Trinidad                                     130  -   140     140  -   160
   Total                                        900  -   960     935  -   995

  Crude Oil (Mbd)
   US                                          17.0  -  17.8    18.0  -  19.0
   Canada                                       1.6  -   2.0     1.7  -   2.2
   Trinidad                                     1.8  -   2.4     2.0  -   2.6
   Total                                       20.4  -  22.2    21.7  -  23.8

  Natural Gas Liquids (Mbd)
   US                                           1.9  -   2.3     1.7  -   2.8
   Canada                                       0.5  -   1.0     0.5  -   1.0
   Total                                        2.4  -   3.3     2.2  -   3.8

Operating Costs
  Unit Costs ($/Mcfe)
   Lease and Well                             $0.48  - $0.50   $0.47  - $0.50
   Depreciation, Depletion and Amortization   $1.03  - $1.07   $1.00  - $1.06

Expenses ($MM)
  Exploration, Dry Hole and Impairment         45.0  -  65.0   180.0  - 230.0
  General and Administrative                   23.0  -  27.0    90.0  - 105.0
  Capitalized Interest                          2.0  -   2.2     8.0  -   8.5
  Net Interest                                 13.0  -  14.0    50.0  -  60.0

Taxes Other than Income (% of Revenue)          5.5  -   6.0     5.5  -   6.0
Taxes
  Effective Rate                                 32% -    37%     32% -    37%
  Deferred Ratio                                 40% -    60%     50% -    70%

Preferred Dividends ($MM)                       2.5  -   3.0    11.0  -  11.5

Shares Outstanding (MM) at March 31, 2003
  Basic                                   114.3
  Fully Diluted (based on stock price
   of $39.56)                             116.0

Capital Expenditures Excluding Acquisitions
 ($MM) - FY 2003                                                 825  -   950

Pricing
  Natural Gas ($/Mcf)
   Differentials (include the effect of
    physical contracts)
     United States - below NYMEX Henry Hub    $0.35  - $0.45   $0.30  - $0.50
     Canada - below NYMEX Henry Hub           $0.60  - $0.80   $0.80  - $1.10
   Realizations
     Trinidad                                 $1.15  - $1.25   $1.15  - $1.25

  Crude Oil ($/Bbl)
   Differentials
     US - below WTI                           $1.25  - $1.75   $1.20  - $1.50
     Canada - below WTI                       $3.00  - $4.50   $2.75  - $4.00
     Trinidad - below WTI                     $3.50  - $4.50   $2.50  - $3.50